EXHIBIT 10.1


                     SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of February 27, 2003, by and among THE NEW YORK LAW PUBLISHING COMPANY, a New York corporation ("Borrower"), AMERICAN LAWYER MEDIA HOLDINGS, INC., a Delaware corporation ("Holdings"), AMERICAN LAWYER MEDIA, INC., a Delaware corporation ("Parent"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent for Lenders.

                              Statement of Facts

         A. Borrower, Parent, Holdings, and GE Capital (as Agent and Lender) are parties to that certain Credit Agreement, dated as of May 1, 2002 (as amended by that certain First Amendment to Credit Agreement, dated as of November 12, 2002 (the "First Amendment"), the "Credit Agreement"; capitalized terms used but not defined in this Amendment have the meanings given in the Credit Agreement), whereby the Lenders have made certain extensions of credit to Borrower.

         B. The Borrower, the other Credit Parties, the Agent and Lenders desire to amend the Credit Agreement in certain respects in accordance with and subject to the terms and conditions as set forth in this Amendment.

                              Statement of Terms

         NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Waiver.

         (a) Subject to the terms and conditions of this Amendment, GE Capital as Agent for Lenders hereby waives any Default or Event of Default arising under Section 6.19(iii) of the Credit Agreement solely as a result of the execution and delivery of a waiver and consent by Holdings and each of the holders of the Holdings Senior Discount Notes, in form and substance substantially similar to Exhibit A attached hereto (the "Waiver and Consent"), whereby such holders agree to accept payment in kind for any and all interest payments due with respect to the Holdings Senior Discount Notes until June 15, 2005; provided that (i) the termination of or any amendment or other modification of the terms and provisions of, the Waiver and Consent, or (ii) the cash payment by Holdings of any interest with respect to the Holdings Senior Discount Notes prior to June 15, 2005, shall constitute an immediate Event of Default under the Credit Agreement and Agent and Lenders shall be entitled to exercise all rights and remedies provided in the Loan Documents.

         (b) Subject to the terms and conditions of this Amendment, GE Capital as Agent for Lenders hereby waives any Default or Event of Default arising under Section 6.15 of the Credit Agreement solely as a result of the filing of that certain Certificate of Amendment to Certificate of Incorporation with the Delaware Secretary of State on December 20, 2002, pursuant to which NLP IP Company's entity name was changed to ALM Properties, Inc.; provided that each of the Credit Parties hereby acknowledges and agrees that it shall take any reasonable action requested by GE Capital to ensure its continued compliance with Section 6.15 of the Credit Agreement.

         2. Amendments to Credit Agreement. Subject to the terms and conditions of this Amendment, the Credit Agreement is hereby amended as follows:

         (a) Section 1.5(a)(i) is hereby amended by (i) deleting "2.00%" as the initial Applicable Revolver Index Margin and substituting "3.25%" in lieu thereof and (ii) deleting "3.50%" as the initial Applicable Revolver LIBOR Margin and the initial Applicable L/C Margin and substituting "4.75%" in lieu thereof.

         (b) Section 1.5(a)(ii) is hereby amended by deleting such subsection in its entirety and substituting the following new Section 1.5(a)(ii) in lieu thereof:

             (ii) Commencing on December 30, 2002, the Applicable Margins shall be adjusted (up or down) prospectively on a quarterly basis as determined by Holdings' consolidated financial performance. Such adjustments shall occur on the first day of the first calendar month that occurs more than 5 days after delivery of Holding's quarterly Financial Statements to Lenders. Adjustments in Applicable Margins shall be determined by reference to the following grids:


      ------------------------------------ --------------------------------- ---------------------------
      For any Fiscal Quarter ending        If the Total Leverage Ratio is:   The level of the
      during the period of:                                                  Applicable Margins will
                                                                             be:
      ------------------------------------ --------------------------------- ---------------------------
      December 31, 2002 through March      less than or equal to 7.00        Level I
      30, 2003
      ------------------------------------ --------------------------------- ---------------------------
                                           > 7.00, but less than or
                                             equal to 12.00                  Level II
      ------------------------------------ --------------------------------- ---------------------------
                                           >12.00, but less than or
                                            equal to 13.00                   Level III
      ------------------------------------ --------------------------------- ---------------------------
                                           >13.00                            Level IV
      ------------------------------------ --------------------------------- ---------------------------

      ------------------------------------ --------------------------------- ---------------------------
      March 31, 2003 through December      less than or equal to 7.00        Level I
      30, 2003
      ------------------------------------ --------------------------------- ---------------------------
                                           >7.00, but less than or equal
                                            to 11.00                         Level II
      ------------------------------------ --------------------------------- ---------------------------
                                           >11.00, but less than or
                                            equal to 12.00                   Level III
      ------------------------------------ --------------------------------- ---------------------------
                                           >12.00                            Level IV
      ------------------------------------ --------------------------------- ---------------------------

      ------------------------------------ --------------------------------- ---------------------------
      December 31, 2003 through June 29,   less than or equal to 7.00        Level I
      2004
      ------------------------------------ --------------------------------- ---------------------------
                                           >7.00, but less than or equal
                                            to 10.00                         Level II
      ------------------------------------ --------------------------------- ---------------------------
                                           >10.00, but less than or equal
                                            to 11.00                         Level III
      ------------------------------------ --------------------------------- ---------------------------
                                           >11.00                            Level IV
      ------------------------------------ --------------------------------- ---------------------------

      ------------------------------------ --------------------------------- ---------------------------
      June 30, 2004 through December 30,   less than or equal to 7.00        Level I
      2004
      ------------------------------------ --------------------------------- ---------------------------
                                           >7.00, but less than or equal
                                            to 9.25                          Level II
      ------------------------------------ --------------------------------- ---------------------------
                                           >9.25, but less than or equal
                                            to 10.25                         Level III
      ------------------------------------ --------------------------------- ---------------------------
                                           >10.25                            Level IV
      ------------------------------------ --------------------------------- ---------------------------

      December 31, 2004 through June 29,   less than or equal to 7.00        Level I
      2005
      ------------------------------------ --------------------------------- ---------------------------
                                           >7.00, but less than or equal
                                            to 8.50                          Level II
      ------------------------------------ --------------------------------- ---------------------------
                                           >8.50, but less than or equal
                                            to 9.50                          Level III
      ------------------------------------ --------------------------------- ---------------------------
                                           >9.50                             Level IV
      ------------------------------------ --------------------------------- ---------------------------

      ------------------------------------ --------------------------------- ---------------------------
      June 30, 2005 through June 29, 2006  less than or equal to 7.00        Level I
      ------------------------------------ --------------------------------- ---------------------------
                                           >7.00, but less than or equal
                                            to 8.00                          Level II
      ------------------------------------ --------------------------------- ---------------------------
                                           >8.00, but less than or equal
                                            to 9.00                          Level III
      ------------------------------------ --------------------------------- ---------------------------
                                           >9.00                             Level IV
      ------------------------------------ --------------------------------- ---------------------------

      ------------------------------------ --------------------------------- ---------------------------
      June 30, 2006 through  December 30,  less than or equal to 7.00        Level I
      2006
      ------------------------------------ --------------------------------- ---------------------------
                                           >7.00, but less than or equal
                                            to 7.50                          Level II
      ------------------------------------ --------------------------------- ---------------------------
                                           >7.50, but less than or equal
                                            to 8.50                          Level III
      ------------------------------------ --------------------------------- ---------------------------
                                           >8.50                             Level IV
      ------------------------------------ --------------------------------- ---------------------------

      ------------------------------------ --------------------------------- ---------------------------
      December 31, 2006 and thereafter     less than or equal to 7.00        Level I
      ------------------------------------ --------------------------------- ---------------------------
                                           >7.00, but less than or equal
                                            to 8.00                          Level III
      ------------------------------------ --------------------------------- ---------------------------
                                           >8.00                             Level IV
      ------------------------------------ --------------------------------- ---------------------------


                        ------------------------------ ----------- ------------ -------------- --------------
                        Applicable Margins:            Level I     Level II     Level III      Level IV
                        ------------------------------ ----------- ------------ -------------- --------------
                        Applicable Revolver Index      1.50%       2.00%        2.50%          3.25%
                        Margin
                        ------------------------------ ----------- ------------ -------------- --------------
                        Applicable Revolver LIBOR      3.00%       3.50%        4.00%          4.75%
                        Margin
                        ------------------------------ ----------- ------------ -------------- --------------

         (c) Section 1.6(b) of the Credit Agreement is hereby deleted in its entirety and substituting the following in lieu thereof:

                           (b) On or before November 15, 2003, the Credit
                  Parties will establish and maintain until the Termination Date, the Cash Management System described in Annex C (the "Cash Management System").

         (d) Section 6.3 of the Credit Agreement is hereby amended by deleting subclause (viii) thereof and substituting the following in lieu thereof:

                  (viii) Indebtedness of Holdings under the Holdings Senior Discount Note Documents in an initial aggregate principal amount not to exceed $35,000,000, which amount may be increased to $80,260,705 solely through accretion (as reduced by any repayments of principal thereof) pursuant to that certain Waiver and Consent dated February 27, 2003

         (e) Annex E of the Credit Agreement is hereby amended by deleting paragraphs (a) in its entirety and substituting the following paragraph (a) in lieu thereof:

                           (a)      Monthly Financials.

                                    (i) On or prior to October 1, 2003, to
                           Agent and Lenders, within 30 days after the end of each Fiscal Month that is not the end of a Fiscal Quarter or Fiscal Year and within 45 days after the end of each Fiscal Month that is the end of a Fiscal Quarter or Fiscal Year, financial information regarding Borrower and Law.com, Inc., certified by the Chief Financial Officer or Vice President of Finance of Holdings, consisting of (A) unaudited balance sheets as of the close of such Fiscal Month and the related statements of income as of the close of such Fiscal Month; (B) unaudited statements of income and capital expenditures for such Fiscal Month, setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the Projections for such Fiscal Year, all prepared in accordance with GAAP (subject to normal year-end adjustments); and (C) a summary of the outstanding balance of all Intercompany Notes as of the last day of that Fiscal Month. Such financial information shall be accompanied by the certification of the Chief Financial Officer or Vice President of Finance of Holdings (X) that such financial information presents fairly in all material respects and in accordance with GAAP (subject to normal year-end adjustments) the financial position and results of operations of Borrower and Law.com, Inc., in each case as at the end of such Fiscal Month and for that portion of the Fiscal Year then ended, (Y) that any other information presented is true, correct and complete in all material respects and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default shall have occurred and be continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default, and (Z) as to the amount of any reserves restored to EBITDA with a reasonably detailed description thereof.

                                    (ii) After October 1, 2003, to Agent and
                           Lenders, within 30 days after the end of each Fiscal Month that is not the end of a Fiscal Quarter or Fiscal Year and within 45 days after the end of each Fiscal Month that is the end of a Fiscal Quarter or Fiscal Year, financial information regarding Holdings and its Subsidiaries, certified by the Chief Financial Officer or Vice President of Finance of Holdings, consisting of consolidated and consolidating (A) unaudited balance sheets as of the close of such Fiscal Month and the related statements of income as of the close of such Fiscal Month; (B) unaudited statements of income and capital expenditures for such Fiscal Month, setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the Projections for such Fiscal Year, all prepared in accordance with GAAP (subject to normal year-end adjustments); and (C) a summary of the outstanding balance of all Intercompany Notes as of the last day of that Fiscal Month. Such financial information shall be accompanied by the certification of the Chief Financial Officer or Vice President of Finance of Holdings (X) that such financial information presents fairly in all material respects and in accordance with GAAP (subject to normal year-end adjustments) the financial position and results of operations of Holdings and its Subsidiaries, on a consolidated and consolidating basis, in each case as at the end of such Fiscal Month and for that portion of the Fiscal Year then ended, (Y) that any other information presented is true, correct and complete in all material respects and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default shall have occurred and be continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default, and (Z) as to the amount of any reserves restored to EBITDA with a reasonably detailed description thereof.

                  The financial statements and certificates required by this paragraph (a) may be delivered by Holdings to the Agent and Lenders in electronic form.

         (f) Annex G of the Credit Agreement is hereby amended by deleting paragraphs (b), (c) and (d) in their entirety and substituting in lieu thereof the following paragraphs (b), (c) and (d) to read in their entirety as follows:

                           (b) Maximum Total Leverage Ratio. Holdings and its
                  Subsidiaries on a consolidated basis shall have, for each Fiscal Quarter ending during each period set forth below, a Total Leverage Ratio of not more than the ratio shown below for such Fiscal Quarter:

                  ----------------------------------------- -----------------------------
                   For Any Fiscal Quarter Ending During       Maximum Total Leverage
                               the Period of:                          Ratio:
                  ----------------------------------------- -----------------------------
                  Closing Date through September 29, 2002          16.00 to 1.00
                  ----------------------------------------- -----------------------------
                  September 30, 2002 through December 30,          14.00 to 1.00
                  2003
                  ----------------------------------------- -----------------------------
                  December 31, 2003 through December 30,           13.00 to 1.00
                  2004
                  ----------------------------------------- -----------------------------
                  December 31, 2004 through June 29, 2005           8.50 to 1.00
                  ----------------------------------------- -----------------------------
                  June 30, 2005 through June 29, 2006               8.00 to 1.00
                  ----------------------------------------- -----------------------------
                  June 30, 2006 through December 30, 2006           7.50 to 1.00
                  ----------------------------------------- -----------------------------
                  December 31, 2006 and thereafter                  7.00 to 1.00
                  ----------------------------------------- -----------------------------

                           (c) Minimum Interest Coverage Ratio. Holdings and
                  its Subsidiaries on a consolidated basis shall have, for each Fiscal Quarter ending during each period set forth below, an Interest Coverage Ratio of not less than the ratio shown below for such Fiscal Quarter:

                  ----------------------------------------- ------------------------------
                   For Any Fiscal Quarter Ending During      Minimum Interest Coverage
                  the Period of: Ratio:
                  ----------------------------------------- ------------------------------
                  Closing Date through September 29, 2002           0.60 to 1.00
                  ----------------------------------------- ------------------------------
                  September 30, 2002 through December 30,           0.70 to 1.00
                  2003
                  ----------------------------------------- ------------------------------
                  December 31, 2003 through December 30,            0.75 to 1.00
                  2004
                  ----------------------------------------- ------------------------------
                  December 31, 2004 through March 30, 2005          1.00 to 1.00
                  ----------------------------------------- ------------------------------
                  March 31, 2005 through December 30, 2005          1.15 to 1.00
                  ----------------------------------------- ------------------------------
                  December 31, 2005 and thereafter                  1.30 to 1.00
                  ----------------------------------------- ------------------------------

                           (d) Minimum Fixed Charge Coverage Ratio. Holdings
                 and its Subsidiaries on a consolidated basis shall have, for each Fiscal Quarter ending during each period set forth below, a Fixed Charge Coverage Ratio of not less than the ratio shown below for such Fiscal Quarter:

                 ------------------------------------------- --------------------------------
                 For Any Fiscal Quarter Ending During the    Minimum Fixed Charge Coverage
                                 Period of:                              Ratio:
                 ------------------------------------------- --------------------------------
                 Closing Date through March 30, 2003                  0.50 to 1.00
                 ------------------------------------------- --------------------------------
                 March 31, 2003 through December 30, 2003             0.55 to 1.00
                 ------------------------------------------- --------------------------------
                 December 31, 2003 through December 30,               0.60 to 1.00
                 2004
                 ------------------------------------------- --------------------------------
                 December 31, 2004 through March 30, 2005             0.80 to 1.00
                 ------------------------------------------- --------------------------------
                 March 31, 2005 through December 30, 2005             1.05 to 1.00
                 ------------------------------------------- --------------------------------
                 December 31, 2005 and thereafter                     1.15 to 1.00
                 ------------------------------------------- --------------------------------

         3. Representations and Warranties. Borrower and each other Credit Party hereby represents and warrants to the Agent and the Lenders that (a) this Amendment has been duly authorized, executed and delivered by Borrower and each Credit Party signatory thereto, (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of this date, and (c) all of the representations and warranties made by Borrower or any Credit Party in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment and after giving effect to this Amendment (except to the extent that any such representations or warranties (i) expressly referred to a specific prior date, or (ii) have changed based upon events expressly permitted by the Credit Agreement).

         4. Ratification. Borrower and each other Credit Party hereby ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents delivered by Borrower and the other Credit Parties in connection therewith, effective as of the date hereof and after giving effect to this Amendment.

         5. Waiver by Borrower and Credit Parties. Borrower and each other Credit Party hereby waives any claim, counterclaim, defense, demand, action or suit of any kind or nature whatsoever against the Lenders and the Agent arising on or prior to the date of this Amendment in connection with any of the Loan Documents or the transactions contemplated thereunder.

         6. Reimbursement of Expenses. Additionally, Borrower and each of the other Credit Parties hereby agrees to reimburse the Agent and the Lenders on demand for all reasonable costs and expenses (including without limitation reasonable attorney's fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

         7. Conditions to Effectiveness. This Amendment shall be effective as of December 30, 2002 (the "Amendment Effective Date"), subject to the Agent's receipt of (i) this Amendment, duly executed, completed and delivered by the Agent, each of the Lenders, and Borrower, (ii) a copy of the Waiver and Consent, duly executed by all parties thereto, completed and delivered by Borrower and in form and substance satisfactory to Agent, and (iii) payment of all reasonable fees, costs and expenses (including the fees, costs and expenses of counsel or other advisors) incurred by or on behalf of Agent in connection with this Amendment and any of the other Loan Documents.

         8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

         9. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, Borrower and each of the other Credit Parties hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

         10. Counterparts. This Amendment may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

         11. Entire Agreement. The Credit Agreement as amended, supplemented or otherwise modified by the First Amendment and this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

         12. No Other Amendments, Waivers or Consents. Except for the (x) prior waivers and consents granted pursuant to that certain Post-Closing Letter Agreement, dated May 1, 2002, between Borrower and Agent, as amended by that certain Amendment to Post-Closing Letter Agreement, dated May 10, 2002, between Borrower and Agent, as further amended by that certain Second Amendment to Post-Closing Letter Agreement, dated May 17, 2002, between Borrower and Agent, and as further amended by that certain Third Amendment to Post-Closing Letter Agreement, dated June 11, 2002, between Borrower and Agent and (y) waivers and amendments expressly set forth and referred to in Sections 1 and 2 above and the amendments and agreements expressly set forth in the First Amendment, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Agent's and the Lenders' security interests in, security titles to or other Liens on any Collateral.

                 [Remainder of page intentionally left blank]


         IN WITNESS WHEREOF, the parties have caused this Second Amendment to Credit Agreement to be duly executed by their respective duly authorized officers, as of the date first above written.


                                     THE NEW YORK LAW PUBLISHING COMPANY


                                     By: /s/ Stephen C. Jacobs
                                         --------------------------------
                                     Name:  Stephen C. Jacobs
                                     Title: Vice President and CFO


                                     AMERICAN LAWYER MEDIA HOLDINGS, INC.


                                     By: /s/ Stephen C. Jacobs
                                         --------------------------------
                                     Name:  Stephen C. Jacobs
                                     Title: Vice President and CFO


                                     AMERICAN LAWYER MEDIA, INC.


                                     By: /s/ Stephen C. Jacobs
                                         --------------------------------
                                     Name:  Stephen C. Jacobs
                                     Title: Vice President and CFO


                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION, as Agent and Lender


                                     By:  /s/ Todd E. Foust
                                          ------------------------------
                                     Name: Todd E. Foust
                                           Its Duly Authorized Signatory



                                   EXHIBIT A

                          FORM OF WAIVER AND CONSENT


                              WAIVER AND CONSENT

                  Waiver and Consent, dated as of February 27, 2003 (this "Waiver"), to the 12 1/4% Senior Discount Notes due 2008 (the "Discount Notes") issued by American Lawyer Media Holdings, Inc. (the "Issuer"), pursuant to an Indenture dated December 22, 1997, between the Issuer and The Bank of New York as trustee (the "Indenture").

                               R E C I T A L S:

                  WHEREAS, pursuant to Section 1 of the Discount Notes, beginning on June 15, 2003, accrued interest will be payable in cash until the maturity of the Discount Notes semi-annually in arrears on June 15 and December 15 of each year (such obligation of the Issuer to pay cash interest, the "Current Pay Requirement");

                  WHEREAS, the Issuer has requested that the holders of the Discount Notes (each individually, a "Holder" and collectively, the "Holders") waive (i) the timely performance of the Current Pay Requirement and consent to the postponement of the date of the commencement of the Current Pay Requirement to June 15, 2005, and (ii) the obligations of the Issuer to comply with Section 4.13 of the Indenture in connection with the execution of this Waiver and Consent and the transactions contemplated hereby; and

                  WHEREAS, pursuant to Section 9.02 of the Indenture, the Holders may, with the consent of each holder affected, extend the time for payment of the Discount Notes; and

                  WHEREAS, pursuant to Section 9.02 of the Indenture, the Holders of a majority in aggregate Accreted Value (as defined in the Indenture) of the outstanding Discount Notes may waive compliance with any provision of the Indenture, subject to specified exceptions.

                  NOW THEREFORE, in consideration of the foregoing and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Representation of Holders. The Holders each hereby represents to the Issuer that they own the principal amount of Discount Notes attributed to them in Schedule A attached hereto.

         2. Waivers. (a) The Holders each hereby waive the Current Pay Requirement and agree that on and after June 15, 2003 through and until June 14, 2005, interest shall continue to accrete on the outstanding principal amount of the Discount Notes at the rate of 12 1/4% per annum, in the same manner and fashion as specified in Section 1 of the Discount Notes with respect to interest accreting during the period beginning on the date of the original issuance of the Discount Notes and continuing until December 15, 2002, such that (i) the Issuer shall not be required to make any payment of such interest in cash prior to June 15, 2005, and (ii) the aggregate principal amount at maturity of the Discount Notes shall be $80,260,705.

                  (b) The Holders each hereby waive the obligations of the Issuer to comply with Section 4.13 of the Indenture in connection with the execution of this Waiver and Consent and the transactions contemplated hereby.

         3. Consent. Each of the Issuer and the Holders, as required by
Section 6.07 of the Indenture, consent to the waiver of the Current Pay Requirement as set forth in paragraph 2 above.

         4. No Event of Default. The Holders each hereby agree that neither the waiver of the Current Pay Requirement or the waiver of the Issuer's obligations under Section 4.13 of the Indenture will constitute an Event of Default pursuant to Section 6.01 of the Indenture and confirm that they will not declare an Event of Default on the basis of such waivers.

         5. Not Overdue Interest. The Holders each hereby agree that the interest payments waived hereunder will not constitute overdue interest installments pursuant to Section 4.01 of the Indenture and confirm that they will not declare such interest payments to be overdue.

         6. Lapse of this Waiver. Each of the Issuer and the Holders agree that the waiver referred to in Section 2(a) will lapse on June 15, 2005, without the need for any notice or other action on the part of either party. After the lapse of the waiver referred to in Section 2(a), interest accrued but unpaid since June 15, 2003 will be payable in cash on June 15, 2005 and thereafter, interest will be payable semi-annually in arrears on June 15 and December 15 of each year until the maturity of the Discount Notes.

         7. Waiver Limited Precisely as Written. The waivers and consent set forth herein are limited precisely as written and shall not be deemed a consent or waiver to, or modification of, any other term or condition in the Discount Notes or any of the documents referred to herein or therein. Except as expressly waived and consented to hereby, the terms and conditions of the Discount Notes shall continue in full force and effect and the Discount Notes are ratified and confirmed in all respects. On and after the date hereof, whenever the Discount Notes are referred to in any of the other documents or papers to be executed and delivered in connection therewith or with the Discount Notes, such term shall be deemed to mean the Discount Notes after giving effect to the consents and waivers expressly set forth herein.

         8. Governing Law. This Waiver and Consent and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         9. Waiver of Jury Trial. Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Waiver and Consent.

         10. Counterparts. This Waiver and Consent may be executed in one or more counterparts and when signed by all of the parties listed below shall constitute a single binding agreement.

         11. Defined Terms. Capitalized terms used herein but not otherwise defined shall have the meanings given thereto in the Discount Notes. References herein to a Section shall refer to a Section of the Discount Notes unless stated to the contrary

                  IN WITNESS WHEREOF, the parties have caused this Waiver and Consent to be duly executed by their officers thereunto duly authorized as of the day and year first written above.

                                     AMERICAN LAWYER MEDIA HOLDINGS, INC.,
                                     as Issuer


                                     By:  _______________________________
                                     Name:_______________________________
                                     Title:______________________________



                                     BRUCE WASSERSTEIN, individual


                                     By:__________________________________


                                     CRANBERRY DUNE 1998 LTT


                                     By:  _______________________________
                                     Name:_______________________________
                                     Title:______________________________


                                     DESCENDANTS TRUST LLC


                                     By:  _______________________________
                                     Name:_______________________________
                                     Title:______________________________